Exhibit 99.1

TradeStation Reports 2011 First Quarter Financial Results

Plantation FL, April 27, 2011 – TradeStation Group, Inc. (NASDAQ GS: TRAD) today reported 2011 first quarter net revenues of $32.1 million, net income of $996,000, and earnings per share (diluted) of 3 cents, compared to 2010 first quarter net revenues of $32.1 million, net income of $2.7 million, and earnings per share (diluted) of 7 cents.

The primary reasons for the year-over-year difference in net income were (1) $1.3 million higher net interest income in the 2011 first quarter, offset by $1.3 million lower unrealized gains on marketable securities, and (2) $2.7 million higher total expenses in the 2011 first quarter, including a $968,000 increase in depreciation and amortization (attributable mainly to two software technology acquisitions and capital expenditures for hardware made by the company during 2010), an $860,000 increase in marketing expenses, a $500,000 increase in employee compensation and benefits (attributable mainly to increased stock-based compensation expense and higher non-officer employee cash compensation, partially offset by lower employee benefits and severance pay), and a $326,000 increase in data centers and communications.

TradeStation Reports DARTs and Record Total Accounts

For the 2011 first quarter, TradeStation experienced the following year-over-year daily trading results with respect to equities, futures and forex accounts:

	Q1 11	Q1 10	% Increase
Daily Average Revenue Trades	85,611	80,192	7%

The company also published today, in a separate announcement, its DARTs, Total Client Assets, Average Equities Client Credit Balances and Average Equities Client Margin Balances for the month of March 2011.

TradeStation had a record 47,853 brokerage accounts at March 31, 2011, a 2% increase from March 31, 2010 and a 1% increase from December 31, 2010. The 2011 first quarter is the 38th consecutive quarter TradeStation has increased its net brokerage accounts since the 2001 launch of the TradeStation trading platform.

TradeStation’s Average Client Trades 452 Times per Year and Has an Average Account Balance of $75,500 for Equities and $23,000 for Futures

TradeStation’s brokerage client account metrics are among the best in the industry. TradeStation brokerage clients generated the following client account metrics in the 2011 first quarter:

Client Trading Activity
Annualized average revenue per account	$2,551
Annualized trades per account	452

Client Account Assets
Average assets per account (Equities)	$75,500
Average assets per account (Futures)	$23,000

Company to be Acquired by Monex Group

The company announced, the evening of April 20, 2011, that it entered into a definitive agreement pursuant to which Monex Group, Inc., a Japanese online brokerage firm, will acquire all the outstanding common stock of TradeStation for $9.75 per share, or approximately $411 million in aggregate, through a cash tender offer followed by a merger, subject to holders of a majority of TradeStation’s outstanding shares of common stock (on a fully diluted basis) tendering their shares, obtaining required regulatory approvals, and satisfying other customary closing conditions. Pursuant to that definitive agreement, the tender offer is to commence by May 10, 2011 and, once commenced, is to be concluded twenty (20) business days from that date, or June 7, 2011, subject to a majority of shares being tendered, the required regulatory approvals being obtained, and the other customary closing conditions being satisfied by such date. The closing of the tender offer is expected to be followed promptly by a statutory merger, i.e., one that does not require shareholder approval.

Company Provides 2011 Second Quarter Business Outlook

TradeStation today also published its 2011 Second Quarter Business Outlook.

The company’s 2011 Second Quarter Business Outlook estimated ranges are as follows:

2011 SECOND QUARTER BUSINESS OUTLOOK
(In Millions, Except Per Share Data)

Second Quarter 2011
REVENUES	$34.0 to $36.0

EARNINGS PER SHARE (Diluted)	$0.02 to $0.03

The company’s 2011 second quarter estimated ranges are based on numerous assumptions, including: basing the ranges on average daily revenue per account for each asset class (equities, futures, forex) at approximately the same level as average daily revenue per account over the 12-month period ended December 31, 2010 (the period used and the formula and criteria applied often vary with each Business Outlook based upon management’s judgment each period concerning the best assumptions to use); estimated legal, accounting and similar or other fees of $1 million relating to the Monex transaction; certain levels of revenue growth from forex (based on the recent launch of a new forex offering), prime services (mostly securities lending) and Eurex trading, and from the success of a recently-launched marketing campaign; U.S. Treasury Bill and Treasury Note yields the company receives remaining constant at current levels; no unrealized gain or loss on TradeStation Securities’ investment in the CBOE Holdings, Inc. or its U.S. Treasury portfolio; anticipated growth, attrition and trading activity of active trader equities, futures and forex accounts (for forex accounts, from the new offering), and the proportions in trading activity among those asset classes (each of which have different profit margin structures); the timing of expenses relating to the company’s growth initiatives as compared to the timing of anticipated benefits from those initiatives; and numerous other assumptions concerning the company’s business and industry, market conditions, and various decisions, acts or failures to act both within and outside of the company’s control. All assumptions, expectations and beliefs relating to the 2011 Second Quarter Business Outlook are forward-looking in nature and actual results may differ materially from those estimated, including, but not limited to, as a result of, or as indicated by, the issues, uncertainties and risk factors set forth and referenced above and below. In particular, to the extent our above-described growth initiatives do not produce the expected results, market volatility and/or market volumes move to significantly higher or lower levels, net account growth increases, slows or decreases, the U.S. Treasury Bill and/or Treasury Note rates of interest are different than what has been assumed, and/or economic or financial market conditions persist or worsen, or improve sooner or to a higher degree than expected, or the company is subject to material mark-to-market adjustments (up or down) on its investment in CBOE Holdings or its U.S. treasury securities holdings, the results estimated in the 2011 Second Quarter Business Outlook will likely be materially different than actual results.

Conference Call/Webcast

At 11:00, a.m., Eastern Time, today, members of TradeStation Group senior management will conduct an analyst conference call to discuss the company’s 2011 first quarter results, its 2011 Second Quarter Business Outlook and its recent announcement concerning the acquisition of the company by Monex. All company shareholders and the public are invited to listen. The telephone conference will be broadcast live via the Internet at www.TradeStation.com. The live webcast will be accompanied by slides of graphs and charts. A rebroadcast of the call will be accessible for approximately 90 days.

About TradeStation Group, Inc.

TradeStation Group, Inc. (NASDAQ GS: TRAD), through its brokerage subsidiaries, offers the TradeStation platform to the active trader and certain institutional trader markets.  TradeStation is an electronic trading platform that offers state-of-the-art electronic order placement and execution and enables clients to scan the markets and design, test, optimize, monitor and automate their own custom Equities, Options, Futures and Forex trading strategies.

TradeStation Securities, Inc. (Member NYSE, FINRA, SIPC, DTCC, OCC & NFA) is a self-clearing, licensed securities broker-dealer and a registered futures commission merchant, and also a member of numerous major exchanges. Its TradeStation Prime Services division, based in New York, seeks to provide prime brokerage services, including securities lending, to small and mid-sized hedge funds and other firms. TradeStation Forex, Inc. (Member NFA) is a Retail Foreign Exchange Dealer (RFED) which offers foreign currency (forex) accounts under what is commonly referred to as the “agency broker model.” The London-based subsidiary, TradeStation Europe Limited, an FSA-authorized brokerage firm, introduces UK and other European accounts to TradeStation Securities and TradeStation Forex. TradeStation’s technology subsidiary, TradeStation Technologies, Inc., develops and offers strategy trading software tools and subscription services and owns TradeStation’s intellectual property.

Forward-Looking Statements – Issues, Uncertainties and Risk Factors Concerning the Company’s 2011 Second Quarter Business Outlook

The 2011 Second Quarter Business Outlook contained in this press release constitutes and includes forward-looking statements, and today’s earnings conference call (with respect to such 2011 Second Quarter Business Outlook and related matters) will include forward-looking statements, that are and will be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this press release, or the conference call, the words “anticipate(s),” “anticipated,” “anticipation,” “assume(s),” “assumption(s),” “become(s),” “belief(s),” “believe(s),” “believed,” “could,” “designed,” “estimate,” “estimates,” “estimated,” “expect(s),” “expected,” “expectation(s),” “going forward,” “future,” “hopeful,” “hopefully,” “hope(s),” “intend(s),” “intended,” “look forward,” “may,” “might,” “opportunity,” “opportunities,” “outlook(s),” “pending,” “plan(s),” “planned,” “potential,” “scheduled,” “shall,” “should,” “think(s),” “to be,” “upcoming,” “well-positioned,” “will,” “wish,” “would,” and similar expressions, if and to the extent used, are intended to identify such forward-looking statements. Given the company’s definitive merger agreement with Monex, the tender offer statement to be filed by Monex, the solicitation/recommendation statement relating to the tender offer to be filed by the company, and the anticipated closing of the tender offer and merger no later than early in the 2011 third quarter, the company intends to make no forward-looking statements with respect to any period later than the 2011 second quarter, and any such forward-looking statements made in the conference call should be understood to relate to no future period beyond the 2011 second quarter. All such forward-looking statements are based largely on current expectations and beliefs concerning future events that are subject to substantial risks and uncertainties. Actual results may differ materially from the results herein suggested or suggested in the conference call. Factors that may cause or contribute to the various potential differences include, but are not limited to, the following:

•	the company’s ability (or lack thereof) to achieve net account growth (net account growth began substantially to slow in the 2009 third quarter);

•	negative or other significant changes in the condition of the securities and futures markets, and the financial markets and economy generally (which could cause the company to experience significantly lower revenues or net income than estimated), or unexpected positive changes (which could have the opposite effect);

•	the company not meeting its revenue or profit expectations to the extent such expectations are based on its new forex offering, growth in prime services (particularly securities lending) and Eurex trading revenues, and recently-implemented marketing efforts, as a result of unexpected mistakes, delays and/or costs, less-than-anticipated customer appeal or market interest, and/or other factors;

•	changes in the combined average volume of the major U.S. equities and futures exchanges and in market volatility, which tend to significantly affect customer trading volume at TradeStation (generally, lower market volatility and volume results in lower overall TradeStation brokerage account trading volume);

•	changes in U.S. Treasury Note and/or Treasury Bill rates of interest that are inconsistent with, or different from, the company’s assumption that there will be no changes in the 2011 second quarter;

•	technical difficulties, outages, errors or failures in the company’s electronic and software products, services and systems, or human or manual errors, relating to market data, order execution and trade processing and reporting, and other software or system, or human or manual, errors and failures, and the failure or inability of the company to address the underlying issues or causes relating to such problems, to adequately correct them and ensure they do not repeat;

•	mark-to-market gains or losses on marketable securities that impact the company’s financial results even though they do not affect the company’s operations (for example, mark-to-market gains on marketable securities increased earnings per share by two cents in the 2010 first quarter and five cents in the 2010 second quarter, and mark-to-market losses decreased earnings per share by one cent in the 2010 third quarter);

•	business interruptions, slowdowns or failures affecting vendors or vendor services used by the company for clearance, settlement and back-office systems, whether caused by adverse economic conditions or other events, which could significantly interrupt, impair or injure the company’s core business operations;

•	the frequency and size of, and ability to collect, unsecured client account debits as a result of volatile market movements or unstable economic conditions, particularly in concentrated positions held in client accounts or as a result of other high-risk positions or circumstances;

•	unauthorized intrusion and/or other criminal or fraudulent activity in customer accounts by persons who unlawfully or improperly access or use customer accounts (through deceit or otherwise) and then place orders or other transactions in, or deposit misappropriated funds in, or improperly withdraw funds from, those accounts;

•	the effect of changes in product mix (how much of customer trading volume is stocks versus equity options versus futures versus forex), which can affect the company’s revenues, net income and margins, even if overall volume remains the same;

•	the amount of unexpected legal, consultation and professional fees (including fees related to pending and future regulatory matters, lawsuits or other proceedings against the company, or relating to the transaction with Monex);

•	the general variability and unpredictability of operating results forecast on a quarterly basis; and

•	other items, events and unpredictable costs or revenue impact items or events that may occur, and other issues, risks and uncertainties indicated from time to time in the company’s filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and other SEC filings, and company press releases, conference calls and public presentations or statements.

Forward-Looking Statements Concerning the Transaction with Monex

This press release contains statements with respect to the acquisition of the company by Monex, and today’s analyst conference call (with respect to such acquisition by Monex and related matters) may include statements, that are forward-looking and are subject to risks and uncertainties that could cause actual results to differ materially from those described. All statements, other than statements of historical fact, are statements that could be deemed forward-looking, including all statements and information regarding the intent, belief or current expectations of TradeStation and members of its senior management team concerning the transaction with Monex and related matters. All such forward-looking statements are based largely on current expectations and beliefs concerning future events, approvals and transactions that are subject to substantial risks and uncertainties. Factors that may cause or contribute to the actual results or outcomes being different from those contemplated by such forward-looking statements include:

•	uncertainties as to the timing of the tender offer;

•	uncertainties as to how many of TradeStation’s shareholders will tender their shares in the offer;

•	the possibility that competing offers will be made;

•	the possibility that various closing conditions for the transactions may not be satisfied or waived, including that a governmental or regulatory authority may prohibit, delay or refuse to grant approval for the consummation of the transactions;

•	the effects of disruption from the proposed transactions which make it more difficult to maintain relationships with employees, customers and/or other business relationships;

•	other business effects, including the effects of industry, regulatory, economic and/or market conditions that are outside of Monex’s or TradeStation’s control;

•	unexpected transaction costs and actual or contingent liabilities; and

•	other risks and uncertainties discussed in documents filed by TradeStation with the SEC, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, such Annual Report, as amended, on Form 10-K/A for the fiscal year ended December 31, 2010 containing Part III information (which TradeStation expects soon to file with the SEC), and the tender offer documents and solicitation/recommendation statement to be filed with the SEC in connection with the tender offer.

TradeStation undertakes no obligation to update any forward-looking statements relating either to its 2011 Second Quarter Business Outlook or the transaction with Monex as a result of new information, future developments or otherwise, except as expressly required by law.

Notice to Investors (Regarding the Tender Offer by Monex)

The tender offer for the outstanding shares of TradeStation’s common stock referred to in this press release has not yet commenced. This press release and today’s conference call are neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of TradeStation’s common stock will be made pursuant to an offer to purchase and related materials that Monex and its wholly-owned subsidiary (“Merger Sub”) expect to file with the SEC. At the time the offer is commenced, Merger Sub and Monex will file a tender offer statement on Schedule TO with the SEC, and TradeStation will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Investors and TradeStation shareholders are strongly advised to read both the tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement when they become available, as they will contain important information that should be considered before any decision is made with respect to the tender offer. These materials (and all other materials filed by TradeStation with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Free copies of the tender offer statement and related materials and the solicitation/recommendation statement, when available, may be obtained from the information agent for the tender offer. Investors and TradeStation shareholders may also obtain free copies of the documents filed by TradeStation with the SEC by contacting TradeStation’s Chief Financial Officer, David H. Fleischman, at 8050 SW 10th Street, Suite 4000, Plantation, FL 33324, telephone number 954-652-7000.

Contact

David H. Fleischman
Chief Financial Officer
TradeStation Group, Inc.
954-652-7000

TRADESTATION GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2011	2010
	(Unaudited)
REVENUES:
Brokerage commissions and fees	$27,123	$26,948

Interest income	3,576	2,293
Brokerage interest expense	—	—

Net interest income	3,576	2,293
Subscription fees and other	1,498	1,628

Gains (losses) on marketable securities, net	(51)	1,221

Net revenues	32,146	32,090

EXPENSES:
Employee compensation and benefits	11,694	11,194
Clearing and execution	7,258	7,184
Data centers and communications	3,828	3,502
Marketing	2,392	1,532
Professional services	751	697
Occupancy and equipment	802	752
Depreciation and amortization	1,918	950
Other	1,702	1,794

Total expenses	30,345	27,605

Income before income taxes	1,801	4,485

INCOME TAX PROVISION	805	1,811

Net income	$996	$2,674

EARNINGS PER SHARE:
Basic	$0.03	$0.07

Diluted	$0.03	$0.07

WEIGHTED AVERAGE SHARES
OUTSTANDING:
Basic	39,120	40,502

Diluted	39,536	40,940

TRADESTATION GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31,	December 31,
	2011	2010
	(Unaudited)
ASSETS:

Cash and cash equivalents, including restricted cash of $478 at March 31, 2011 and December 31, 2010*	$56,416	$41,888
Cash and investments segregated in compliance with federal regulations	1,329,491	1,279,734
Marketable securities*	60,889	63,255
Receivables from brokers, dealers, clearing organizations and clearing agents	117,378	80,827
Receivables from brokerage customers, net	70,891	68,268
Property and equipment, net	17,229	17,974
Deferred income taxes, net	—	—
Deposits with clearing organizations	35,524	35,504
Other assets	7,064	5,716

Total assets	$1,694,882	$1,593,166

LIABILITIES AND SHAREHOLDERS’ EQUITY:

LIABILITIES:

Payables to brokers, dealers and clearing organizations	$52,853	$27,770
Payables to brokerage customers	1,456,536	1,381,105
Accounts payable	1,913	3,767
Accrued expenses	7,511	6,967
Deferred income taxes, net	230	120

Total liabilities	1,519,043	1,419,729

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY	175,839	173,437

Total liabilities and shareholders’ equity	$1,694,882	$1,593,166

* Cash and cash equivalents as of March 31, 2011 include $11.7 million that was transferred on April 1, 2011 to cash and investments segregated in compliance with federal regulations. Marketable securities as of December 31, 2010 exclude $3.9 million that was transferred on January 3, 2011 from cash and investments segregated in compliance with federal regulations.